Exhibit 3.1

BARBARA K. CEGAVSKE Secretary of State KIMBERLEY PERONDI Deputy Secretary for Commercial Recordings	STATE OF NEVADA OFFICE OF THE SECRETARY OF STATE

Commercial Recordings & Notary Division
202 N. Carson Street

Carson City, NV 89701

Telephone (775) 684-5708

Fax (775) 684-7138

North Las Vegas City Hall
2250 Las Vegas Blvd North, Suite 400
North Las Vegas, NV 89030

Telephone (702) 486-2880

Fax (702) 486-2888

ERIC NEWLAN	Work Order #:
800 PARKER SQUARE SUITE 205
FLOWER MOUND, TX 75028, USA	Receipt Version: 1

Special Handling Instructions:	Submitter ID: 135732

Charges

Description	Fee Description	Filing Number	Filing Date/Time	Filing Status	Qty	Price	Amount
Business Entity Filed Documents	Fees	20222762794		Approved	1
Total

Payments

Type	Description	Payment Status	Amount
Credit Card	6687067606716054203286	Success
Total
		Credit Balance:

ERIC NEWLAN

800 PARKER SQUARE SUITE 205

FLOWER MOUND, TX 75028, USA

BARBARA K. CEGAVSKE	Annual or Amended List
Secretary of State	and State Business
202 North Carson Street	License Application
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov
www.nvsilverflume.gov

☐     ANNUAL   ☒    AMENDED (check one)

List of Officers, Managers, Members, General Partners, Managing Partners, Trustees or Subscribers:

LUDWIG ENTERPRISES, INC.	NV20061484500
NAME OF ENTITY	Entity or Nevada Business Identification Number (NVID)

TYPE OR PRINT ONLY - USE DARK INK ONLY - DO NOT HIGHLIGHT

IMPORTANT: Read instructions before completing and returning this form.

Please indicate the entity type (check only one):

☒	Corporation

☐	This corporation is publicly traded, the Central Index Key number is:

☐	Nonprofit Corporation (see nonprofit sections below)

☐	Limited-Liability Company

☐	Limited Partnership

☐	Limited-Liability Partnership

☐	Limited-Liability Limited Partnership

☐	Business Trust

☐	Corporation Sole
Filed in the Office of Secretary of State State Of Nevada	Business Number E0103202006-8
Filing Number 20222530199
Filed On 08/04/2022 14:43:21 PM
Number of Pages 2

Additional Officers, Managers, Members, General Partners, Managing Partners, Trustees or Subscribers, may be listed on a supplemental page.

CHECK ONLY IF APPLICABLE Pursuant to NRS Chapter 76, this entity is exempt from the business license fee. ☐ 001 - Governmental Entity
☐ 006 - NRS 680B.020 Insurance Co, provide license or certificate of authority number

For nonprofit entities formed under NRS chapter 80: entities without 501(c) nonprofit designation are required to maintain a state business license, the fee is $200.00. Those claiming an exemption under 501(c) designation must indicate by checking box below.

☐    Pursuant to NRS Chapter 76, this entity is a 501(c) nonprofit entity and is exempt from the business license fee.

Exemption Code 002

For nonprofit entities formed under NRS Chapter 81: entities which are Unit-owners’ association or Religious, Charitable, fraternal or other organization that qualifies as a tax-exempt organization pursuant to 26 U.S.C $ 501(c) are excluded from the requirement to obtain a state business license. Please indicate below if this entity falls under one of these categories by marking the appropriate box. If the entity does not fall under either of these categories please submit $200.00 for the state business license.

☐    Unit-owners’ Association   ☐    Religious, charitable, fraternal or other organization that qualifies as a tax-exempt organization pursuant to 26 U.S.C. $501(c)

For nonprofit entities formed under NRS Chapter 82 and 80:Charitable Solicitation Information - check applicable box

Does the Organization intend to solicit charitable or tax deductible contributions?

☐    No - no additional form is required

☐    Yes - the "Charitable Solicitation Registration Statement" is required.

☐    The Organization claims exemption pursuant to NRS 82A 210 - the "Exemption From Charitable Solicitation Registration Statement" is required

**Failure to include the required statement form will result in rejection of the filing and could result in late fees.**

BARBARA K. CEGAVSKE	Annual or Amended List
Secretary of State	and State Business License
202 North Carson Street	Application - Continued
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov
www.nvsilverflume.gov

Officers, Managers, Members, General Partners, Managing Partners, Trustees or Subscribers:

CORPORATION, INDICATE THE PRESIDENT:
Anne Blackstone		USA
Name		Country
1749 Victorian Avenue #C-350	Sparks	NV	89431
Address	City	State	Zip/Postal Code
CORPORATION, INDICATE THE SECRETARY:
Anne Blackstone		USA
Name		Country
1749 Victorian Avenue #C-350	Sparks	NV	89431
Address	City	State	Zip/Postal Code
CORPORATION, INDICATE THE DIRECTOR:
Anne Blackstone		USA
Name		Country
1749 Victorian Avenue #C-350	Sparks	NV	89431
Address	City	State	Zip/Postal Code
CORPORATION, INDICATE THE TREASURER:
Anne Blackstone		USA
Name		Country
1749 Victorian Avenue #C-350	Sparks	NV	89431
Address	City	State	Zip/Postal Code

None of the officers and directors identified in the list of officers has been identified with the fraudulent intent of concealing the identity of any person or persons exercising the power or authority of an officer or director in furtherance of any unlawful conduct.

I declare, to the best of my knowledge under penalty of perjury, that the information contained herein is correct and acknowledge that pursuant to NRS 239.330, it is a category C felony to knowingly offer any false or forged instrument for filing in the Office of the Secretary of State.

X Thomas Terwilliger	Authorized Signer	08/04/2022
Signature of Officer, Manager, Managing Member, General Partner, Managing Partner, Trustee, Subscriber, Member, Owner of Business, Partner or Authorized Signer FORM WILL BE RETURNED IF UNSIGNED	Title	Date

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov
Filed in the Office of Secretary of State State Of Nevada	Business Number E0103202006-8
Filing Number 20222523683
Filed On 7/5/2022 10:00:00 AM
Number of Pages 6

Profit Corporation:
Certificate of Amendment (PURSUANT TO NRS 78.380 & 78.385/78.390
Certificate to Accompany Restated Articles or Amended and
Restated Articles (PURSUANT TO NRS 78.403)
Officer’s Statement (PURSUANT TO NRS 80.030)

TYPE OR PRINT - USE DARK INK ONLY - DO NOT HIGHLIGHT

1. Entity information:	Name of entity as on file with the Nevada Secretary of State: LUDWIG ENTERPRISES, INC Entity or Nevada Business Identification Number (NVID): E0103202006-8
2. Restated or Amended and Restated Articles: (Select one) (If amending and restating only, complete section 1,2 3, 5 and 6)

☒   Certificate to Accompany Restated Articles or Amended and Restated Articles

☐   Restated Articles - No amendments; articles are restated only and are signed by an officer of the corporation who has been authorized to execute the certificate by resolution of the board of directors adopted on:

The certificate correctly sets forth the text of the articles or certificate as amended to the date of the certificate.

☒   Amended and Restated Articles

* Restated or Amended and Restated Articles must be included with this filing type.

3. Type of Amendment Filing Being Completed: (Select only one box) (If amending, complete section 1, 3, 5 and 6.)

☐   Certificate of Amendment to Articles of Incorporation (Pursuant to NRS 78.380 - Before Issuance of Stock)

The undersigned declare that they constitute at least two-thirds of the following:

(Check only one box)                  incorporators                 x           board of directors

The undersigned affirmatively declare that to the date of this certificate, no stock of the corporation has been issued

☒   Certificate of Amendment to Articles of Incorporation (Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation* have voted in favor of the amendment is: 63%

☐   Officer's Statement (foreign qualified entities only) -

     Name in home state, if using a modified name in Nevada:

   ☐

     Jurisdiction of formation:

     Changes to takes the following effect.

☐   The entity name has been amended.                                                                                ☐   Dissolution

☐   The purpose of the entity has been amended                                                                                ☐   Merger

☐   The authorized shares have been amended                                                                                ☐   Conversion

☐   Other: (specify changes)

* Officers Statement must be submitted with either a certified copy of or a certificate evidencing the filing of any document, amendatory or otherwise, relating to the original articles in the place of the corporations creation

This form must be accompanied by appropriate fees.

Revised: 1/1/2019

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

Profit Corporation:
Certificate of Amendment (PURSUANT TO NRS 78.380 & 78.385/78.390
Certificate to Accompany Restated Articles or Amended and
Restated Articles (PURSUANT TO NRS 78.403)
Officer’s Statement (PURSUANT TO NRS 80.030)

4. Effective Date and	Date:		Time:
Time: (Optional)	(must not be later than 90 days after the certificate is filed)
5. Information Being Changed: (Domestic corporations only)

Changes to takes the following effect:

The entity name has been amended

The registered agent has been changed (attach Certificate of Acceptance from new registered agent)

The purpose of the entity has been amended.

☒    The authorized shares have been amended.

☒    The directors, managers or general partners have been amended.

 IRS tax language has been added.

 Articles have been added.

 Articles have been deleted.

☒    Other.

 The articles have been amended as follows: (provide article numbers, if available)

SEE ATTACHED:

(attach additional page(s) if necessary)

6. Signature: (Required)	X		AUTHORIZED SIGNER
		Signature of Officer or Authorized Signer	Title

X
		Signature of Officer or Authorized Signer	Title
*lf any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless to limitations or restrictions on the voting power thereof.
Please include any required or optional information in space below: (attach additional page(s) if necessary)

This form must be accompanied by appropriate fees.

Revised: 1/1/2019

LUDWIG ENTERPRISES, INC.

ENTITY NUMBER: E0103202006-8

ARTICLES OF INCORPORATION – AMENDMENT

SECTION 3:

DELETE CURRENT

AUTHORIZED SHARES:     500,000,000

ADD:

AUTHORIZED SHARES:     1,257,000,000

COMMON SHARES:            1,250,000,000  PAR $0.001

PREFERRED SHARES:         7,000,000        PAR $0.001

ADD SECTION 3A:

ARTICLES OF AMENDMENT
TO
ARTICLES OF
INCORPORATION OF
LUDWIG ENTERPRISES,
INC.

SECTION 3A

Pursuant to Chapter 78.195 of the of the Nevada Revised Statutes, G000 Green, Inc., a Nevada corporation (the “Corporation”), does hereby certify:

The Articles of Incorporation of the Corporation (the “Charter”) confer upon the Board of Directors of the Corporation (the “Board of Directors”) the authority to provide for the issuance, from time to time, in one or more series, of shares of preferred stock and, in the resolution or resolutions providing for such issue, establish for each such series the number of shares, the designations, powers, privileges, preferences and rights, if any, of the shares of such series, and the qualifications, limitations and restrictions, if any, of such series, to the fullest extent permitted by the Nevada Revised Statutes as the same exists or may hereafter be amended On May 31, 2022, the Board of Directors duly adopted the following resolution increasing the authorized common shares of Issuer to 1,250,000,000 common shares and creating a series of Convertible Preferred Stock, comprised of Seven Million (7,000,000) authorized shares, and such resolution has not been modified and is in full force and effect on the date hereof:

RESOLVED that, pursuant to the authority vested in the Board of Directors in accordance with the provisions of the Charter, a series of the class of authorized convertible preferred stock, par value $0.001 per share, of the Corporation is hereby created and that the designation and number of shares thereof and the powers, preferences and rights of the shares of such series, and the qualifications, limitations and restrictions thereof are as follows:

FIRST:	These Articles of Amendment were adopted by the Board of Directors on May 31, 2022, in the manner prescribed by Chapter 78.195 of the of the Nevada Revised Statutes (“NRS”) Shareholder action was not required.

SECOND:	That pursuant to the authority vested in the Board of Directors of the Corporation in accordance with the provisions of the Articles of Incorporation, as amended, of the Corporation (the “Articles of Incorporation”), the Board of Directors adopted the following resolution on May 31, 2022, designating the total authorized shares of the Company be amended to 1257,000,000 shares.

THIRD:	That pursuant to the authority vested in the Board of Directors of the Corporation in accordance with the provisions of the Articles of Incorporation, as amended, of the Corporation (the “Articles of Incorporation”), the Board of Directors adopted the following resolution on May 31, 2022, designating 1,250,000,000 share of the Company’s authorized shock as “Common Stock” par value $0.001 per share.

FORTH:	That pursuant to the authority vested in the Board of Directors of the Corporation in accordance with the provisions of the Articles of Incorporation, as amended, of the Corporation (the “Articles of Incorporation”), the Board of Directors adopted the following resolution on May 31, 2022, designating 7,000,000 shares of the Company’s authorized stock as “Preferred”, also known as “Convertible Preferred Stock” par value $0.001 per share subject to the terms and conditions set forth herein below.

RESOLVED, that pursuant to the authority vested in the Board of Directors of this Corporation in accordance with the provisions of the Articles of Incorporation, a series of Convertible Preferred Stock, having a par value of $0.001 per share, of the Corporation be and hereby is created, and that the designation and number of shares thereof, and the voting and other powers, preferences and relative, participating, optional or other rights of the shares of such series, and the qualifications, limitations and restrictions thereof, are as follows:

TERMS OF
PREFERRED STOCK

Seven Million (7,000,000) shares of the authorized Preferred Stock of the Corporation are hereby designated “Convertible Preferred Stock” with the following rights, preferences, powers, privileges, restrictions, qualifications, and limitations.

1. Fractional Shares. Convertible Preferred Stock may be issued in fractional shares.

2.   Dividends Convertible Preferred Stock shall be treated pari passu with Common Stock except that the dividend on each share of Convertible Preferred Stock shall be equal to the amount of the dividend declared and paid on each share of Common Stock multiplied by the Conversion Rate.

3.  Liquidation, Dissolution, or Winding Up. Payments to Holders of Convertible Preferred Stock shall be treated pari passu with Common Stock except that the payment on each share of Convertible Preferred Stock shall be equal to the amount of the payment on each share of Common Stock multiplied by the Conversion Rate. Once issued Convertible Preferred Shares may not be transferred, liened, encumbered or sold without an affirmative vote of (two/thirds) 2/3rds or more vote of all issued “Convertible Preferred Stock”.

4. Voting. The shares of Series Convertible Preferred Stock shall vote on all matters as a class with the holders of Common Stock and each share of Convertible Preferred Stock shall be entitled to the number of votes per share equal to the Conversion Rate.

5. Conversion Rate and Adjustments.

(a) Conversion Rate. The Conversion Rate shall be 100 shares of Common Stock (as adjusted pursuant to this Section 5) for each share of Convertible Preferred Stock.

(b) Adjustment for Stock Splits and Combinations. If the Corporation shall at any time or from time to time after the issuance of the Convertible Preferred Stock effect a subdivision of the outstanding Common Stock, the Conversion Rate then in effect immediately before that subdivision shall be proportionately increased If the Corporation shall at any time or from time to time after the issuance of the Convertible Preferred Stock combine the outstanding shares of Common Stock, the Conversion Rate then in effect immediately before the combination shall be proportionately decreased. Any adjustment under this paragraph shall become effective at the close of business on the date the subdivision or combination becomes effective.

(c) Adjustment for Merger or Reorganization, etc. If there shall occur any reorganization, recapitalization, reclassification, consolidation, or merger involving the Corporation in which the Common Stock (but not the Convertible Preferred Stock) is converted into or exchanged for securities, cash, or other property, then, following any such reorganization, recapitalization, reclassification, consolidation, or merger each share of Convertible Preferred Stock shall thereafter be convertible in lieu of the Common Stock into which it was convertible prior to such event into the kind and amount of securities. cash or other property that a holder of the number of shares of Common Stock of the Corporation issuable upon conversion of one share of Convertible Preferred Stock immediately prior to such reorganization, recapitalization, reclassification, consolidation, or merger would have been entitled to receive pursuant to such transaction.

6. Automatic Conversion. on January 1st, 2025.

7. Anti-Dilution Provision.

The holders of the Convertible Preferred Stock shall have anti-dilution rights (the “Anti-Dilution Rights”) until and during the Two-year period after the Convertible Preferred shares are converted into shares of Common Stock at its then effective Conversion Rate. The anti-dilution rights shall be pro-rata to the holder’s ownership of the Convertible Preferred Stock The Company agrees to assure that the holders of the Convertible Preferred Stock shall have and maintain at all times, full ratchet anti-dilution protection rights as to the total number of issued and outstanding shares of common stock and preferred stock of the Company from time to time, at the rate of 65%, calculated on a fully diluted basis. In the event that the Company issues any shares of common stock, preferred stock or any security convertible into or exchangeable for common stock or preferred stock to any person or entity, the Company agrees to undertake all necessary measures as may be necessary or expedient to accommodate its performance under this Convertible Preferred Stock Designation, including, without limitation, the amendment of its articles of incorporation to the extent necessary to provide for a sufficient number of shares of authorized common stock or preferred stock to be issued to Convertible Preferred Stock holders so as to maintain in Convertible Preferred Stock holders, a 65% interest in the common stock and preferred stock of the Company, calculated on a fully-diluted basis.

8. Waiver. Any of the rights, powers, or preferences of the holders of Convertible Preferred Stock set forth herein may be waived by the affirmative consent or vote of the holders of (two/thirds) 2/3rds or more of the shares of Convertible Preferred Stock then outstanding.

RESOLVED, FURTHER, that any executive officer of the Corporation be, and they hereby are authorized and directed to prepare and file a Certificate of Designation of Preferences. Rights and Limitations in accordance with the foregoing resolution and the provisions of Nevada law.

IN WITNESS WHEREOF, the undersigned have executed these Articles of Amendment this 1st day of July 2022.

/S/Anne Blackstone
Name:	Anne Blackstone
Title:	CEO, Ludwig Enterprises Inc.

BARBARA K. CEGAVSKE Secretary of State 202 North Carson Street Carson City, Nevada 89701-4201 (775) 684-5708	Annual or Amended List and State Business License Application
Website: www.nvsos.gov www.nvsilverflume.gov

☑   ANNUAL ☐ AMENDED (check one)

List of Officers, Managers, Members, General Partners, Managing Partners, Trustees or Subscribers:

LUDWIG ENTERPRISES, INC.	NV20061484500
NAME OF ENTITY	Entity or Nevada Business Identification Number (NVID)

TYPE OR PRINT ONLY - USE DARK INK ONLY - DO NOT HIGHLIGHT

IMPORTANT: Read instructions before completing and returning this form.

Please indicate the entity type (check only one):

☑	Corporation
☐ This corporation is publicly traded, the Central Index Key number is:

☐	Nonprofit Corporation (see nonprofit sections below)

☐	Limited-Liability Company

☐	Limited Partnership

☐	Limited-Liability Partnership

☐	Limited-Liability Limited Partnership

☐	Business Trust

☐	Corporation Sole
Filed in the Office of	Business Number E0103202006-8
Filing Number 20222130494
Secretary of State State Of Nevada	Filed On 02/27/2022 16:28:59 PM
Number of Pages 2

Additional Officers, Managers, Members, General Partners, Managing Partners, Trustees or Subscribers, may be listed on a supplemental page.

CHECK ONLY IF APPLICABLE
Pursuant to NRS Chapter 76, this entity is exempt from the business license fee.
☐ 001 - Governmental Entity
☐ 006 - NRS 680B.020 Insurance Co, provide license or certificate of authority number
For nonprofit entities formed under NRS chapter 80: entities without 501(c) nonprofit designation are required to maintain a state business license, the fee is $200.00. Those claiming an exemption under 501(c) designation must indicate by checking box below.
☐ Pursuant to NRS Chapter 76, this entity is a 501(c) nonprofit entity and is exempt from the business license fee.
Exemption Code 002
For nonprofit entities formed under NRS Chapter 81: entities which are Unit-owners’ association or Religious, Charitable, fraternal or other organization that qualifies as a tax-exempt organization pursuant to 26 U.S.C $501(c) are excluded from the requirement to obtain a state business license. Please indicate below if this entity falls under one of these categories by marking the appropriate box. If the entity does not fall under either of these categories please submit $200.00 for the state business license.
☐ unit-owners’ Association ☐	Religious, charitable, fraternal or other organization that qualifies as a tax-exempt organization pursuant to 26 U.S.C. $501 (c)
For nonprofit entities formed under NRS Chapter 82 and 80:Charitable Solicitation Information - check applicable box
Does the Organization intend to solicit charitable or tax deductible contributions?
☐ No - no additional form is required
☐ Yes - the “Charitable Solicitation Registration Statement” is required.
☐ The Organization claims exemption pursuant to NRS 82A 210 - the “Exemption From Charitable Solicitation Registration Statement” is required
**Failure to include the required statement form will result in rejection of the filing and could result in late fees.**

BARBARA K. CEGAVSKE	Annual or Amended List
Secretary of State	and State Business License
202 North Carson Street	Application - Continued
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov
www.nvsilverflume.gov

Officers, Managers, Members, General Partners, Managing Partners, Trustees or Subscribers:

CORPORATION, INDICATE THE PRESIDENT:
JEAN CHERUBIN		USA
Name		Country
1702 A STREET C350	SPARKS	NV	89431
Address	City	State	Zip/Postal Code
CORPORATION, INDICATE THE SECRETARY:
JEAN CHERUBIN		USA
Name		Country
1702 A STREET C350	SPARKS	NV	89431
Address	City	State	Zip/Postal Code
CORPORATION, INDICATE THE DIRECTOR:
JEAN CHERUBIN		USA
Name		Country
1702 A STREET C350	SPARKS	NV	89431
Address	City	State	Zip/Postal Code
CORPORATION, INDICATE THE TREASURER:
JEAN CHERUBIN		USA
Name		Country
1702 A STREET C350	SPARKS	NV	89431
Address	City	State	Zip/Postal Code

None of the officers and directors identified in the list of officers has been identified with the fraudulent intent of concealing the identity of any person or persons exercising the power or authority of an officer or director in furtherance of any unlawful conduct.

I declare, to the best of my knowledge under penalty of perjury, that the information contained herein is correct and acknowledge that pursuant to NRS 239.330, it is a category C felony to knowingly offer any false or forged instrument for filing in the Office of the Secretary of State.

X Jean Cherubin	President	02/27/2022
Signature of Officer, Manager, Managing Member, General Partner, Managing Partner, Trustee, Subscriber, Member, Owner of Business, Partner or Authorized Signer FORM WILL BE RETURNED IF UNSIGNED	Title	Date

ROSS MILLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4520
(775) 684 5708
Website: www.nvsos.gov

Certificate of Accompany
Restated Articles or
Amended and Restated Articles (PURSUANT TO NRS)

Filed in the Office of Secretary of State State Of Nevada	Business Number E0103202006-8
Filing Number 20100269022-74
Filed On 04/23/2010
Number of Pages 2

USE BLACK INK ONLY - DO NOT HIGHLIGHT	ABOVE SPACE IS FOR OFFICE USE ONLY

This Form is to Accompany Restated Articles of Amendment and Restated Articles of Incorporation

(PURSUANT TO NRS 78.403, 82.371, 06.221, 37A, 83.386 or 63A, 290)

(This form is also to be used to accompany Restated Articles or Amended and Restated Articles for Limited-Liability Campaniles, Certificates of Limited Partnership, Limited-Liability Limited Partnerships and Business Trusts)

1.  Name of Nevada entity as last recorded in this office:

LUDWIG ENTERPRISES, INC.

2. The articles are: (mark only one box)    ☐  Restated         ☒   Amended and Restated

Please entitle your attached articles “Restated” or “Amended and Restated,” accordingly.

3.   Indicate what changes have been made by checking the appropriate box:*

☐	No amendments articles are restated only and are signed by an officer of the corporation who has been authorized to execute the certificate by resolution of the board of director adopted on:

The certificate correctly sets forth the text of the articles or certificate as amended to the date of the certificates.

☐	The entity name has been amended.
☐	The registered agent has been changed (attach Certificate of Acceptance from new registered agent)

☐	The purpose of the entity has been amended.

☒	The authorized shares have been amended.

☐	The directors, managers or general partners have been amended.
☐	IRS tax language has been added.

☐	Articles have been added.

☐	Articles have been deleted.
☐	Other. The article or certificate have been amended as follows: (provide article numbers, if available)

* This form is to accompany Restated Articles or Amended and Restated Articles which contain newly altered or amended articles.

The Restated Articles must contain all of the requirements as set forth in the statutes for amending or altering the articles for certificate.

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

Nevada Secretary of State Amended Articles

Revised: 10-16-02

ROSS MILLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4520
(775) 684 5708
Website: www.nvsos.gov

Certificate of Amendment
(PURSUANT TO NRS 78.385 AND 78.390)

USE BLACK INK ONLY - DO NOT HIGHLIGHT	ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Amendment to Articles of Incorporation

For Nevada Profit Corporations

(Pursuant to NRS 78.385 and 78.390 - After issuance of Stock)

1.       Name of corporation:

LUDWIG ENTERPRISES, INC.

2.  The articles have been amended as follows: (provide article numbers, if available)

#3 SHARES: Number of shares with par 500,000,000 par value $0.001

                      Number of shares without par -- none

3.   The vote by which the stockholders holding shares in the corporation entitling them to exercise a least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation* have voted in favor of the amendment is:                 54,640,950

4.   Effective date of filing: (optional)

(must not be later than 90 days after the certificate is filed)

5. Signature: (required)

X
Signature of Officer

*lf any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless to limitations or restrictions on the voting power thereof.

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

Nevada Secretary of State Amended Article

Revised: 3-8-02

DEAN HELLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4299
(775) 684 5708
Website: secretaryofstate.biz

Articles of Merger
(PURSUANT TO NRS 92A.200) Page 1

Filed in the Office of Secretary of State State Of Nevada	Business Number E0103202006-8
Filing Number 20060194823-85
Filed On 03/28/2006
Number of Pages 6

ABOVE SPACE IS FOR OFFICE USE ONLY

(Pursuant to Nevada Revised Statutes Chapter 92A)

(excluding 92A.200(4b))

1)	Name and Jurisdiction of organization of each constituent entity (NRS 92A.200). If there are more than four merging entities, check box ☐ and attach an 8 1/2” x11” blank sheet containing the required information for each additional entity.

LUDWIG ENTERPRISES, INC.

Name of merging entity

KENTUCKY	CORPORATION
Jurisdiction	Entity type *

Name of merging entity

Jurisdiction	Entity type *

Name of merging entity

Jurisdiction	Entity type *

Name of merging entity

Jurisdiction	Entity type *

and,

LUDWIG ENTERPRISES, INC.

Name of merging entity

NEVADA	CORPORATION
Jurisdiction	Entity type *

* Corporation, non-profit corporation, limited partnership, limited-liability company or business trust.

Filing Fee: $350.00

This form must be accompanied by appropriate fees.

DEAN HELLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4299
(775) 684 5708
Website: secretaryofstate.biz

Articles of Merger
(PURSUANT TO NRS 92A.200) Page 2

ABOVE SPACE IS FOR OFFICE USE ONLY

2)	Forwarding address where copies of process may be sent by the Secretary of State of Nevada (if a foreign entity is the survivor in the merger - NRS 92A.1 90):

Attn:

c/o:

3)	(Choose one)

☒	The undersigned declares that a plan of merger has been adopted by each constituent entity (NRS 92A.200).

☐	The undersigned declares that a plan of merger has been adopted by the parent domestic entity (NRS 92A.180)

4)	Owner’s approval (NRS 92A.200)(options a, b, or c must be used, as applicable, for each entity) (if there are more than four merging entities, check box ☐ and attach an 8 1/2” x 11” blank sheet containing the required information for each additional entity):

(a)	Owner’s approval was not required from

LUDWIG ENTERPRISES, INC. (a Kentucky corporation)

Name of merging entity, If applicable

Name of merging entity, if applicable

Name of merging entity, if applicable

Name of merging entity, if applicable

and, or:

LUDWIG ENTERPRISES, INC. (a Nevada corporation)

Name of surviving entity, if applicable

This form must be accompanied by appropriate fees.

DEAN HELLER Secretary of State 204 North Carson Street, Suite 1 Carson City, Nevada 89701-4299 (775) 684 5708 Website: secretaryofstate.biz

Articles of Merger (PURSUANT TO NRS 92A.200) Page 3

ABOVE SPACE IS FOR OFFICE USE ONLY

(b) The plan was approved by the required consent of the owners of *:

Name of merging entity, if applicable

Name of merging entity, if applicable

Name of merging entity, if applicable

Name of merging entity, if applicable

and, or;

Name of surviving entity, if applicable

* Unless otherwise provided in the certificate of trust or governing instrument of a business trust, a merger must be approved by all the trustees and beneficial owners of each business trust that is a constituent entity in the merger.

This form must be accompanied by appropriate fees.

DEAN HELLER Secretary of State 204 North Carson Street, Suite 1 Carson City, Nevada 89701-4299 (775) 684 5708 Website: secretaryofstate.biz

Articles of Merger (PURSUANT TO NRS 92A.200) Page 4

ABOVE SPACE IS FOR OFFICE USE ONLY

(c)  Approval of plan of merger for Nevada non-profit corporation (NRS 92A.160):

The plan of merger has been approved by the directors of the corporation and by each public officer or other person whose approval of the plan of merger is required by the articles of incorporation of the domestic corporation.

Name of merging entity, if applicable

Name of merging entity, if applicable

Name of merging entity, if applicable

Name of merging entity, if applicable

and, or;

Name of surviving entity, if applicable

This form must be accompanied by appropriate fees.	Nevada Secretary of State AM Merger 2003 Revised On: 10/03/05

DEAN HELLER Secretary of State 204 North Carson Street, Suite 1 Carson City, Nevada 89701-4299 (775) 684 5708 Website: secretaryofstate.biz

Articles of Merger (PURSUANT TO NRS 92A.200) Page 5

ABOVE SPACE IS FOR OFFICE USE ONLY

5) Amendments, if any, to the articles or certificate of the surviving entity. Provide article numbers, if available. (NRS 92A.200)*:

6)  Location of Plan of Merger (check a or b):

☐	(a) The entire plan of merger is attached;

 or,

☒	(b) The entire plan of merger is on file at the registered office of the surviving corporation, limited-liability company or business trust, or at the records office address if a limited partnership, or other place of business of the surviving entity (NRS 92A.200).

7)  Effective date (optional)”:

* Amended and restated articles may be attached as an exhibit or integrated into the articles of merger. Please entitle them “Restated” or “Amended and Restated,” accordingly. The form to accompany restated articles prescribed by the secretary of state must accompany the amended and/or restated articles. Pursuant to NRS 92A. 160 (merger of subsidiary into parent - Nevada parent owning 90% or more of subsidiary). the articles of merger may not contain amendments to the constituent documents of the surviving entity except that the name of the surviving entity may be changed.

** A merger takes effect upon filing the articles of merger or upon a later date as specified in the articles, which must not be more than 90 days after the articles are filed (NRS 92 A240).

This form must be accompanied by appropriate fees.

DEAN HELLER Secretary of State 204 North Carson Street, Suite 1 Carson City, Nevada 89701-4299 (775) 684 5708 Website: secretaryofstate.biz

Articles of Merger (PURSUANT TO NRS 92A.200) Page 6

ABOVE SPACE IS FOR OFFICE USE ONLY

8)	Signatures - Must be signed by: An officer of each Nevada corporation; All general partners of each Nevada limited partnership; All general partners of each Nevada limited partnership; A manager of each Nevada limited-liability company with managers or ail the members if there are no managers; A trustee of each Nevada business trust (NRS 92A.230)

(If there are more than four merging entitles, check box ☐ and attach an 8%” x 11” blank sheet containing the required Information for each additional entity.):

LUDWIG ENTERPRISES, INC. (a Kentucky corporation)
Name of merging entity

Signature	Title P & S	Date 2/23/06

Name of merging entity

Signature	Title	Date

Name of merging entity

Signature	Title	Date

Name of merging entity

Signature	Title	Date

LUDWIG ENTERPRISES, INC. (a Nevada corporation)
Name of surviving entity

Signature	Title P & S	Date 2/23/06

* The articles of merger must resigned by each foreign constituent entity in (he manner provided by the law governing it (NRS 92A.230). additional signature blocks may be added to this page or as an attachment, as needed.

IMPORTANT: Failure to include any of the above information and submit the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

DEAN HELLER Secretary of State 204 North Carson Street, Suite 1 Carson City, Nevada 89701-4299 (775) 684 5708 Website: secretaryofstate.biz

Articles of Merger (PURSUANT TO NRS 92A.200) Page 1

Filed in the Office of Secretary of State State Of Nevada	Business Number E0103202006-8
Filing Number 20060194823-85
Filed On 03/28/2006
Number of Pages 6

ABOVE SPACE IS FOR OFFICE USE ONLY

(Pursuant to Nevada Revised Statutes Chapter 92A)

(excluding 92A.200(4b))

1)	Name and Jurisdiction of organization of each constituent entity (NRS 92A.200). If there are more than four merging entities, check box ☐ and attach an 81/2” x11” blank sheet containing the required information for each additional entity.

LUDWIG ENTERPRISES, INC.
Name of merging entity

KENTUCKY	CORPORATION
Jurisdiction	Entity type *

Name of merging entity

Jurisdiction	Entity type *

Name of merging entity

Jurisdiction	Entity type *

Name of merging entity

Jurisdiction	Entity type *

and,

LUDWIG ENTERPRISES, INC.
Name of Surviving entity

NEVADA	CORPORATION
Jurisdiction	Entity type *

* Corporation, non-profit corporation, limited partnership, limited-liability company or business trust.

Filing Fee: $350.00

This form must be accompanied by appropriate fees.

DEAN HELLER Secretary of State 204 North Carson Street, Suite 1 Carson City, Nevada 89701-4299 (775) 684 5708 Website: secretaryofstate.biz

Articles of Merger (PURSUANT TO NRS 92A.200) Page 2

ABOVE SPACE IS FOR OFFICE USE ONLY

2)	Forwarding address where copies of process may be sent by the Secretary of State of Nevada (if a foreign entity is the survivor in the merger - NRS 92A.1 90):

Attn:

c/o:

3)	(Choose one)

☒	The undersigned declares that a plan of merger has been adopted by each constituent entity (NRS 92A.200).

☐	The undersigned declares that a plan of merger has been adopted by the parent domestic entity (NRS 92A.180)

4)	Owner’s approval (NRS 92A.200)(options a, b, or c must be used, as applicable, for each entity) (if there are more than four merging entitles, check box ☐ and attach an 8 1/2” x 11” blank sheet containing the required information for each additional entity):

(a)	Owner’s approval was not required from

LUDWIG ENTERPRISES, INC. (a Kentucky corporation)
Name of merging entity, if applicable

Name of merging entity, if applicable

Name of merging entity, if applicable

Name of merging entity, if applicable

and, or;

LUDWIG ENTERPRISES, INC. (a Nevada corporation)
Name of surviving entity, if applicable

This form must be accompanied by appropriate fees.

DEAN HELLER Secretary of State 204 North Carson Street, Suite 1 Carson City, Nevada 89701-4299 (775) 684 5708 Website: secretaryofstate.biz

Articles of Merger (PURSUANT TO NRS 92A.200) Page 3

ABOVE SPACE IS FOR OFFICE USE ONLY

(b)	The plan was approved by the required consent of the owners of *:

Name of merging entity, if applicable

Name of merging entity, if applicable

Name of merging entity, if applicable

Name of merging entity, if applicable

and, or;

Name of surviving entity, if applicable

* Unless otherwise provided in the certificate of trust or governing instrument of a business trust, a merger must be approved by all the trustees and beneficial owners of each business trust that is a constituent entity in the merger.

This form must be accompanied by appropriate fees.

DEAN HELLER Secretary of State 204 North Carson Street, Suite 1 Carson City, Nevada 89701-4299 (775) 684 5708 Website: secretaryofstate.biz

Articles of Merger (PURSUANT TO NRS 92A.200) Page 4

ABOVE SPACE IS FOR OFFICE USE ONLY

(c)	Approval of plan of merger for Nevada non-profit corporation (NRS 92A.160):

The plan of merger has been approved by the directors of the corporation and by each public officer or other person whose approval of the plan of merger is required by the articles of incorporation of the domestic corporation.

Name of merging entity, if applicable

Name of merging entity, if applicable

Name of merging entity, if applicable

Name of merging entity, if applicable

and, or;

Name of surviving entity, if applicable

This form must be accompanied by appropriate fees.	Nevada Secretory of State AM Merger 2003 Revised on: 10/03/05

DEAN HELLER
Secretary of State
204 North Carson Street, Suite 1
Canon City, Nevada 89701-4299
(775) 684 5708
Website: secretaryofstate.biz

Articles of Merger

(PURSUANT TO NRS 92A.200)

Page 5

ABOVE SPACE IS FOR OFFICE USE ONLY

5) Amendments, if any, to the articles or certificate of the surviving entity. Provide article numbers, if available. (NRS 92A.200)*:

6) Location of Plan of Merger (check a or b):

☐	(a) The entire plan of merger is attached;

or,

☒	(b) The entire plan of merger is on file at the registered office of the surviving corporation, limited-liability company or business trust, or at the records office address if a limited partnership, or other place of business of the surviving entity (NRS 92A.200).

7) Effective date (optional)":

* Amended and restated articles may be attached as an exhibit or integrated into the articles of merger. Please entitle them “Restated” or “Amended and Restated,” accordingly. The form to accompany restated articles prescribed by the secretary of state must accompany the amended and/or restated articles. Pursuant to NRS 92A. 180 (merger of subsidiary into parent - Nevada parent owning 90% or more of subsidiary), the articles of merger may not contain amendments to the constituent documents of the surviving entity except that the name of the surviving entity may be changed.

** A merger takes effect upon filing the articles of merger or upon a later date as specified in the articles, which must not be more than 90 days after the articles are filed (NRS 92A.240).

This form must be accompanied by appropriate fees.

DEAN HELLER
Secretary of State
204 North Carson Street, Suite 1
Canon City, Nevada 89701-4299
(775) 684 5708
Website: secretaryofstate.biz

Articles of Merger

(PURSUANT TO NRS 92A.200)

Page 6

ABOVE SPACE IS FOR OFFICE USE ONLY

8)	Signatures - Must be signed by: An officer of each Nevada corporation; All general partners of each Nevada limited partnership; All general partners of each Nevada limited partnership; A manager of each Nevada limited-liability company with managers or all the members if there are no managers; A trustee of each Nevada business trust (NRS 92A.230)*

(if there are more than four merging entities, check box ☐ and attach an 8%” x 1 1” blank sheet containing the required information for each additional entity.):

LUDWIG ENTERPRISES, INC. (a Kentucky corporation)

Name of merging entity

Signature	Title P & S	Date 2/23/06

Name of merging entity

Signature	Title	Date

Name of merging entity

Signature	Title	Date

Name of merging entity

Signature	Title	Date

LUDWIG ENTERPRISES, INC. (a Nevada corporation)

Name of surviving entity

Signature	Title P & S	Date 2/23/06

* The articles of merger must be signed by each foreign constituent entity in the manner provided by the law governing it (NRS 92A.230). Additional signature blocks may be added to this page or as an attachment, as needed.

IMPORTANT: Failure to include any of the above information and submit the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

DEAN HELLER
Secretary of State
204 North Carson Street, Suite 1
Canon City, Nevada 89701-4299
(775) 684 5708
Website: secretaryofstate.biz

Certificate of Amendment (PURSUANT TO NRS 78.385 and 78.390)
Filed in the Office of Secretary of State State Of Nevada	Business Number E010 3202006-8
Filing Number 20060194825-07
Filed On 03/28/2006
Number of Pages 1

ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Amendment to Articles of Incorporation
For Nevada Profit Corporations

(Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

1.  Name of corporation:

LUDWIG ENTERPRISES, INC.

2.  The articles have been amended as follows (provide article numbers, if available):

DELETE FORMER SECTION #3 SHARES AND INSERT THE FOLLOWING SECTION #3:

NUMBER OF SHARES WITH PAR VALUE: 75,000,000        PAR VALUE $0.001

NUMBER OF SHARES WITHOUT PAR VALUE: NONE

3.  The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation have voted in favor of the amendment is:

4.  Effective date of filing (optional):

(must not be later than 90 days after the certificate is filed)
5. Officer Signature (required):

*lf any proposed amendment would after or change preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless of limitations or restrictions on the voting power thereof.

IMPORTANT: Failure to include any of the above information and submit the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.	Nevada Secretory of State AM Merger 2003 Revised on: 08/29/05

DEAN HELLER

Secrctary of State

202 North Carson Street

Carson City, Nevada 89701-4201

(775) 684 5708 Website: secretaryofstate.biz

Articles of Incorporation (PURSUANT TO NRS 78)
Filed in the Office of	Business Number E0103202006-8
Filing Number 20060080447-11
Secretary of State	Filed On 02/08/2006
State Of Nevada	Number of Pages 1

Important: Read attached instructions before completing form, above space is for office use only

1. Name of Corporation:	LUDWIG ENTERPRISES, INC.
2. Resident Agent Name and Street Address: (must be a Nevada address where process may be served)
	CORPORATE WORLD, INC. Name

	1702 “A” Street # C - 350	Sparks	, NEVADA	89431
	Street Address	City		Zip Code

	Optional Mailing Address	City	State	Zip Code
3. Shares: (number of shares corporation authorized to issue)	Number of shares with par value 1,000 (One Thousand) Par Value $1.00 (one dollar)	Number of shares without par value:
4. Names & Addresses, of Board of Directors/Trustees: (attach additional page if there is more than 3 directors/trustees)	1. Jean Cherubin
	Name
	1510 N.E. 162nd Street	Miami,	FL.,	33162
	Address	City	State	Zip Code
	2. Allen Bhuiyan
	Name
	1510 N.E. 162nd Street	Miami,	FL.,	33162
	Address	City	State	Zip Code
	3. Lorry Huza
	Name
	1510 N.E. 162nd Street	Miami,	FL.,	33162
	Address	City	State	Zip Code
5. Purpose: (optional-see instructions)	The purpose of this Corporation shall be: Any Lawful Purpose

6. Names, Address and Signature of Incorporator: (attach additional page if there is more than 1 incorporator)	Name THOMAS E. TERWILLIGER	Signature

	P.O. Box 971-350		Reno	NV	89504
	Address		City	State	Zip Code
7. Certificate of Acceptance of Appointment of Resident Agent:	I hereby accept appointment as Resident Agent for the above named corporation.
On Behalf of CORPORATE WORLD, INC.

2/13/06
	Authorized Signature of R.A. or On Behalf of R.A. Company	Date